Dreyfus

Money Market

Instruments, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market

                                                              Instruments, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Instruments, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

When the reporting period began, international and domestic economies were growing rapidly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally continued to climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began. While these economic influences generally adversely affected longer term bonds, they positively influenced money market yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Money Market Instruments, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc. perform during the period?

For the six-month period ended June 30, 2000, the fund produced annualized yields of 5.31% for its Money Market Series and 4.97% for its Government Securities Series. Taking into account the effect of compounding, the annualized effective yields were 5.44% for the fund's Money Market Series and 5.09% for its Government Securities Series.(1)

What is the fund's investment approach?

The fund seeks a high level of income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, and dollar-denominated obligations issued or guaranteed by foreign governments.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What factors influenced the fund's performance?

The money markets continued to digest mixed signals from the economy as the reporting period began. The Open Market Committee of the Federal Reserve Board
(the    "Fed"   ) had    acted   to   relieve   inflationary   pres
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sures, taking a cautious, measured approach. It had raised interest rates three times in 1999, each time by 0.25 percentage points. Each tightening brought renewed debate as to whether rates were sufficiently high to ease growth and head off inflation, or whether further tightening would be necessary. Economic data released in early January pointed toward the possibility of additional interest-rate increases in the near future.

Gross domestic product (" GDP" ) growth had quickened to a stunning 7.3% for fourth quarter 1999. Concern mounted that economic growth was accelerating considerably past a limit that could be sustained without triggering destructive levels of inflation. In a continuing attempt to head off inflation, the Fed raised interest rates for the fourth time in this cycle of tightening in early February, and a fifth time in March.

Preliminary first quarter 2000 figures showed GDP growth at a less torrid, but still strong 5.4% . Continuing indications that prices, most notably in the energy sector, were moving higher added to the money market's concerns. Greater than expected domestic demand for goods and services continued. As overseas economies have recovered, their demand for raw materials has picked up as well, creating global upward pressure on prices.

Through much of early 2000, consumer confidence and consumer spending showed few signs of abating in response to gradual and relatively mild rate hikes. Home and auto sales continued at record paces through the first quarter and into the second quarter of 2000. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. Such price and wage factors led the Fed to its largest rate hike in its current credit-tightening cycle: a 0.50 percentage-point increase at its May 16th meeting.

More recently, we have seen signs that the Fed's series of rate hikes may have begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically, and inflation figures through early 2000 appeared to be lower than market expectations. As a result, the Fed chose not to tighten rates further at its June 28th meeting.

But economic signals remain contradictory; it is not clear that the economy has yet cooled sufficiently for the Fed to consider its job done. Immediately following the Fed' s June meeting, economic reports indicated that, although growth may be slowing, inflation may be higher than previously thought. While indexes measuring demand for housing and labor declined in May, the personal consumption expenditures price index for first quarter 2000 was adjusted upward, from 3.1% to 3.5%. This measure, closely followed by Federal Reserve Chairman
Greenspan, is generally considered by many to be among the best gauges of inflation and could indicate that Fed-described concerns over "heightened inflation pressure" may lead to a further tightening when the Fed meets again in August.

What is the fund's current strategy?

In anticipation of rising interest rates throughout the six-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund' s average maturity in order to increase its flexibility. Shorter maturities were designed to help the fund take advantage of any potential opportunities from additional interest-rate increases.

As of June 30, 2000, the fund's average maturity remained relatively short. We will continue to monitor the situation, including the economy and changes in the Fed' s monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the fund's portfolio.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--22.7%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.64%, 2/9/2001                                                                            5,000,000  (a)           4,998,172

American Express Centurion Bank

   6.59%, 7/19/2000                                                                           5,000,000                5,000,000

First Tennessee Bank N.A.

   6.67%, 12/11/2000                                                                          5,000,000  (a)           5,000,000

South Trust N.A.

   6.55%, 7/11/2000                                                                           5,000,000                5,000,000

Union Bank of California N.A.

   5.98%, 8/1/2000                                                                            4,000,000                4,000,000

Wesdeutsche Landesbank (London)

   7.01%, 3/16/2001                                                                           5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $28,998,172)                                                                                                 28,998,172
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--48.2%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   6.95%, 7/3/2000                                                                            5,500,000                5,497,876

BCI Funding Corp.

   6.50%, 8/2/2000                                                                            4,000,000                3,977,262

Canadian Imperial Holdings Inc.

   6.62%, 8/3/2000                                                                            4,000,000                3,976,130

DaimlerChrysler North America Holding Corp.

   6.25%, 7/18/2000                                                                           5,000,000                4,985,479

Den Danske Corp.

   6.77%, 8/28/2000                                                                           5,000,000                4,946,431

General Electric Capital Corp.

   6.67%, 9/14/2000                                                                           4,000,000                3,945,333

General Electric Capital Services Corp.

   6.67%, 9/15/2000                                                                           4,000,000                3,944,604

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                           5,000,000                4,779,964

San Paolo IMI U.S. Financial Co.

   6.60%, 8/4/2000                                                                            5,000,000                4,969,353

Santander Finance (DE) Inc.

   6.68%, 9/5/2000                                                                            5,000,000                4,939,776

Spintab AB

   6.25%, 7/20/2000                                                                           5,000,000                4,983,850

Swedbank Inc.

   6.57%, 7/12/2000                                                                           5,000,000                4,990,069



                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Finance Delaware LLC

   6.95%, 7/3/2000                                                                            5,500,000                5,497,877

TOTAL COMMERCIAL PAPER

   (cost $61,434,004)                                                                                                 61,434,004
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--18.4%
------------------------------------------------------------------------------------------------------------------------------------

Heller Financial Inc.

   6.90%, 8/7/2000                                                                            4,000,000  (a)           4,000,000

Merrill Lynch & Co. Inc.

   6.64%, 3/28/2001                                                                           5,000,000  (a)           5,000,000

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                                                                            5,000,000  (a)           4,999,660

Morgan Stanley Dean Witter & Co.

   6.67%, 3/19/2001                                                                           5,000,000  (a)           5,000,000

Paine Webber Group Inc.

   6.85%, 9/15/2000                                                                           4,500,000  (a)           4,500,000

TOTAL CORPORATE NOTES

   (cost $23,499,660)                                                                                                 23,499,660
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--3.1%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America NA

  6.25%, 7/20/2000

   (cost $4,000,000)                                                                          4,000,000                4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--7.5%
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Hypo-und Vereinsbank AG (Grand Cayman)

   7.00%, 7/3/2000                                                                            5,500,000                5,500,000

HSBC USA Inc. (London)

   6.75%, 7/3/2000                                                                            4,063,000                4,063,000

TOTAL TIME DEPOSITS

   (cost $9,563,000)                                                                                                   9,563,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $127,494,836)                                                                            99.9%              127,494,836

CASH AND RECEIVABLES (NET)                                                                          .1%                   77,528

NET ASSETS                                                                                       100.0%              127,572,364

(A) VARIABLE INTEREST RATE--SUBJECT PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

June 30, 2000 (Unaudited)

                                                                        Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. TREASURY BILLS--49.5%                                             Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/6/2000

   (cost $159,893,333)                                                         4.80             160,000,000          159,893,333
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--7.6%
------------------------------------------------------------------------------------------------------------------------------------

5.25%, 5/31/2000

   (cost $24,652,313)                                                          6.61              25,000,000           24,652,313
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.4%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

  dated 6/30/2000, due 7/3/2000
  in the amount of $12,206,253

   (fully collateralized by $12,355,000
   U.S. Treasury Notes, 5.00%,
   due 2/8/2001, value $12,446,901)                                            6.15              12,200,000            12,200,000

Bears, Stearns & Co.

  dated 6/30/2000, due 7/3/2000
  in the amount of $32,017,333

   (fully collateralized by $34,120,000
   U.S. Treasury Strips, due 5/15/2001,
   value $32,390,116)                                                          6.50              32,000,000            32,000,000

Donaldson, Lufkins & Jenrette Securities Inc.

  dated 6/30/2000, due 7/3/2000,
  in the amount of $32,017,467

   (fully collateralized by $32,166,000
   U.S. Treasury Notes, 5.00%, due 2/28/2001,
   value $32,401,809)                                                          6.55              32,000,000            32,000,000

Morgan Stanley Dean Witter & Co.

  dated 6/30/2000, due 7/3/2000
   in the amount of $32,017,253

   (fully collateralized by $32,240,000
   U.S. Treasury Notes, 5.00%, due 2/28/2001,
   value $32,646,224)                                                          6.47              32,000,000            32,000,000



                                                                         Annualized
                                                                           Yield on
                                                                            Date of               Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillion Read, Inc.

  dated 6/30/2000, due 7/3/2000,
  in the amount of $32,017,467

  (fully collateralized by $30,434,000

   U.S. Treasury Notes, 13.125%, due 5/15/2001,
   value $32,640,465)                                                          6.55             32,000,000            32,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $140,200,000)                                                                                               140,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $324,745,646)                                                            100.5%              324,745,646

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)              (1,524,615)

NET ASSETS                                                                                       100.0%              323,221,031

SEE NOTES TO FINANCIAL STATEMENTS

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                                                                       Money            Government
                                                                                                      Market            Securities

                                                                                                      Series                Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments

   (including repurchase agreements of $140,200,000
   for the Government Securities Series)--Note 2(b)                                              127,494,836            324,745,646

Interest receivable                                                                                  443,568                136,426

Prepaid expenses                                                                                      60,662                118,919

                                                                                                 127,999,066            325,000,991
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                         54,838                181,850

Cash overdraft due to Custodian                                                                      322,988              1,518,447

Accrued expenses and other liabilities                                                                48,876                 79,663

                                                                                                     426,702              1,779,960
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   127,572,364            323,221,031
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  127,612,485            323,305,410

Accumulated net realized gain (loss) on investments                                                  (40,121)               (84,379)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   127,572,364            323,221,031

NET ASSET VALUE PER SHARE

                                                                                                       Money            Government
                                                                                                      Market            Securities
                                                                                                      Series                Series
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   127,572,364           323,221,031

Shares Outstanding                                                                               127,595,985           323,305,410
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                           1.00                  1.00

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

                                                                                                       Money            Government
                                                                                                      Market            Securities
                                                                                                      Series                Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                    3,460,822             9,952,871

EXPENSES--NOTE 2:

Management fee-Note 3(a)                                                                             269,609               850,001

Shareholder servicing costs-Note 3(b)                                                                212,466               454,942

Custodian fees                                                                                        20,579                30,651

Professional fees                                                                                     13,955                16,142

Registration fees                                                                                      8,734                 9,303

Prospectus and shareholders' reports                                                                   7,124                12,728

Directors' fees and expenses-Note 3(c)                                                                 4,526                18,921

Miscellaneous                                                                                          2,625                16,160

TOTAL EXPENSES                                                                                       539,618             1,408,848

INVESTMENT INCOME--NET                                                                             2,921,204             8,544,023
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)                                                (9,973)                3,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               2,911,231             8,547,088

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                 Money Market Series                            Government Securities Series
                                  ------------------------------------------------------------------------------------------------
                                  Six Months Ended                                    Six Months Ended
                                     June 30, 2000                Year Ended             June 30, 2000               Year Ended
                                        (Unaudited)        December 31, 1999                (Unaudited)        December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment
   income-net                            2,921,204                 4,467,006                 8,544,023                17,681,980

Net realized gain
   (loss) on investments                   (9,973)                   (1,333)                     3,065                  (87,197)

NET INCREASE (DECREASE)
   IN NET ASSETS

   RESULTING FROM
   OPERATIONS                            2,911,231                 4,465,673                 8,547,088                17,594,783
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO
   SHAREHOLDERS FROM ($):

Investment income-net                  (2,921,204)               (4,467,006)               (8,544,023)               (17,681,980)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
   ($1.00 PER SHARE):

Net proceeds from
   shares sold                         404,717,471               320,522,771               770,697,474             1,597,921,400

Dividends reinvested                     1,497,985                 2,829,101                 4,598,801                10,137,442

Cost of shares
   redeemed                          (378,839,088)             (333,779,964)             (815,026,936)            (1,672,681,750)

INCREASE (DECREASE)
   IN NET ASSETS FROM

   CAPITAL STOCK
   TRANSACTIONS                         27,376,368              (10,428,092)              (39,730,661)               (64,622,908)

TOTAL INCREASE
   (DECREASE)

   IN NET ASSETS                        27,366,395              (10,429,425)              (39,727,596)               (64,710,105)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                    100,205,969               110,635,394               362,948,627               427,658,732

END OF PERIOD                          127,572,364               100,205,969               323,221,031               362,948,627

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                             June 30, 2000                               Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .027          .044          .047          .047           .046          .053

Distributions:

Dividends from investment
   income-net                                       (.027)        (.044)        (.047)         (.047)        (.046)        (.053)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.43(a)      4.45          4.76           4.76          4.73          5.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.00(a)       .94           .94           1.00           .93           .84

Ratio of net investment income

   to average net assets                              5.40(a)      4.35          4.66           4.66          4.63          5.33

Decrease reflected in above
   expense ratios due to under-
   takings by The Dreyfus Corporation                   --           --           --             .01            --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     127,572      100,206       110,635        118,767       129,344       144,172

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



FINANCIAL HIGHLIGHTS Government Securities Series

                                          Six Months Ended
                                             June 30, 2000                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .025          .042          .047           .046          .045          .051

Distributions:

Dividends from investment
   income-net                                       (.025)        (.042)        (.047)         (.046)        (.045)        (.051)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.07(a)      4.31          4.83           4.72          4.60          5.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .83(a)        .75           .69            .87           .90           .83

Ratio of net investment income

   to average net assets                             5.01(a)       4.24          4.71           4.62          4.50          5.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    323,221       362,949       427,659        380,992       441,769       431,444

A   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series received net earnings credits of $ 3,268 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest. Under the terms of the custody agreement, the Government Securities Series receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them on a pro rata basis.


(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $18,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005, $7,000 expires in fiscal 2006 and $1,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $87,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

At June 30, 2000, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the Money Market Series and the Government Securities Series were charged $122,874 and $279,918, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the Money Market Series and the Government Securities Series, were charged $59,296 and $106,271, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES




                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Money Market
                        Instrument, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                               008-060SA006